October 28, 2013                                        Exhibit 99.1
Park National Corporation reports third quarter financial results and continues $0.94 cash dividend
NEWARK, Ohio - Park National Corporation (Park) (NYSE MKT: PRK) today reported financial results for the three-month (third quarter) and nine-month periods ended September 30, 2013. Park’s quarterly net income rose compared to 2012, and loan growth continued in both the retail and commercial categories. Also, Park's board of directors declared a $0.94 per common share quarterly cash dividend, payable on December 10, 2013 to common shareholders of record as of November 22, 2013.
Net income for the third quarter of 2013 was $19.0 million, compared to $12.0 million for the same period in 2012. Net income for the nine months ended September 30, 2013 was $59.8 million. Net income for the same period in 2012 was $62.3 million, which included a gain of $22.2 million ($14.4 million after-tax) from the sale of substantially all of the performing loans, operating assets and the liabilities of Vision Bank. That transaction closed on February 16, 2012.
Excluding the gain from the sale of the Vision Bank business in 2012, net income for the first nine months of 2012 would have been $47.9 million. Park's net income in the first nine months of 2013 of $59.8 million was an increase of $11.9 million, or 24.8 percent, above first nine months of 2012 results excluding the gain related to this sale.
Net income per diluted common share for the third quarter of 2013 was $1.23, compared to $0.78 in the same period of 2012. Net income per diluted common share for the first nine months of 2013 was $3.88. Net income per diluted common share was $3.82 for the first nine months of 2012. Excluding the gain on sale of the Vision Bank business, net income per diluted common share would have been $2.88 for the nine months ended September 30, 2012.
“The economy continues to improve, although slowly. And in spite of uncertainty at the national level, Park affiliates remain focused and decisive,” said Park Chairman C. Daniel DeLawder. “We are proud of the way our associates attract and retain new relationships from customers who value our service-oriented philosophy. We are very pleased with our results in the first nine months of 2013.”
The Park National Bank Results
Park's community-banking subsidiary in Ohio, The Park National Bank, reported net income of $57.5 million for the first nine months of 2013, compared to net income of $67.1 million for the same period in 2012. The Park National Bank had total assets of $6.6 billion at both September 30, 2013 and 2012. This performance generated an annualized return on average assets of 1.17 percent and 1.37 percent for the bank through the first nine months of 2013 and 2012, respectively.
The Park National Bank loan portfolio continued to experience its measured growth during the third quarter of 2013. Loans outstanding at September 30, 2013 of $4.51 billion represented an increase of $66 million, compared to $4.44 billion outstanding at June 30, 2013. Further, this represented a twelve month increase of $197 million, compared to the loans outstanding of $4.31 billion at September 30, 2012.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

“Our experienced associates are talented and possess a deep knowledge of all types of consumer, mortgage and business loans,” said Park President David L. Trautman. “We cannot and do not compel customers and prospects to borrow, but when they are ready, so are we. And our third-quarter performance indicates customers were ready.”
About Park National Corporation
Headquartered in Newark, Ohio, Park National Corporation had $6.7 billion in total assets (as of September 30, 2013). Park consists of 11 community bank divisions, a non-bank subsidiary and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers & Savings Bank Division, United Bank Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, The Park National Bank of Southwest Ohio & Northern Kentucky Division and Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance). Park also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.
Complete financial tables are listed below…

Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, bburt@parknationalbank.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this Current Report on Form 8-K or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and the uneven spread of positive impacts of the recovery on the economy, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and its subsidiaries do business, may be worse or slower than expected which could adversely impact the demand for loan, deposit and other financial services as well as loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; changes in unemployment; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011 and the American Taxpayer Relief Act of 2012; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of fiscal and governmental policies of the United States federal government; the adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and its subsidiaries; the outcome of future negotiations surrounding the United States debt and budget, which may be adverse due to its impact on tax increases, governmental spending and consumer confidence and spending; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and in "Item 1A. Risk Factors" of Part II of Park's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended September 30, 2013, June 30, 2013, and September 30, 2012

	2013	2013	2012	Percent change vs.
(in thousands, except share and per share data)	3rd QTR	2nd QTR	3rd QTR	2Q '13	3Q '12
INCOME STATEMENT:
Net interest income	$54,960	$54,712	$58,016	0.5%	(5.3)%
Provision for loan losses	2,498	673	16,655	271.2%	(85.0)%
Other income	17,396	19,298	18,079	(9.9)%	(3.8)%
Total other expense	44,715	46,570	45,683	(4.0)%	(2.1)%
Income before income taxes	$25,143	$26,767	$13,757	(6.1)%	82.8%
Income taxes	6,114	6,733	1,775	(9.2)%	244.5%
Net income	$19,029	$20,034	$11,982	(5.0)%	58.8%

MARKET DATA:
Earnings per common share - basic (b)	$1.23	$1.30	$0.78	(5.4)%	57.7%
Earnings per common share - diluted (b)	1.23	1.30	0.78	(5.4)%	57.7%
Cash dividends per common share	0.94	0.94	0.94	—%	—%
Common book value per common share at period end	41.06	41.48	42.78	(1.0)%	(4.0)%
Stock price per common share at period end	79.08	68.79	70.02	15.0%	12.9%
Market capitalization at period end	1,218,778	1,060,190	1,078,720	15.0%	13.0%

Weighted average common shares - basic (a)	15,411,972	15,411,981	15,405,894	—%	—%
Weighted average common shares - diluted (a)	15,411,972	15,411,981	15,405,894	—%	—%
Common shares outstanding at period end	15,411,963	15,411,977	15,405,887	—%	—%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.12%	1.20%	0.70%	(6.7)%	60.0%
Return on average common equity (a)(b)	11.84%	12.26%	7.19%	(3.4)%	64.7%
Yield on loans	4.95%	5.08%	5.31%	(2.6)%	(6.8)%
Yield on investments	2.55%	2.68%	3.04%	(4.9)%	(16.1)%
Yield on money markets	0.25%	0.25%	0.25%	—%	—%
Yield on earning assets	4.19%	4.31%	4.56%	(2.8)%	(8.1)%
Cost of interest bearing deposits	0.33%	0.36%	0.46%	(8.3)%	(28.3)%
Cost of borrowings	2.54%	2.64%	2.79%	(3.8)%	(9.0)%
Cost of paying liabilities	0.84%	0.88%	1.00%	(4.5)%	(16.0)%
Net interest margin	3.52%	3.61%	3.75%	(2.5)%	(6.1)%
Efficiency ratio (g)	61.57%	62.61%	59.71%	(1.7)%	3.1%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.13%	1.22%	0.71%	(7.4)%	59.2%
Annualized return on average tangible common equity (a)(b)(c)	13.36%	13.79%	8.07%	(3.1)%	65.6%
Tangible common book value per common share (d)	$36.36	$36.77	$38.06	(1.1)%	(4.5)%

Note: Explanations (a) -(g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended September 30, 2013, June 30, 2013, and September 30, 2012

				Percent change vs.
BALANCE SHEET:	September 30, 2013	June 30, 2013	September 30, 2012	2Q '13	3Q '12

Investment securities	$1,389,387	$1,345,069	$1,653,381	3.3%	(16.0)%
Loans	4,573,537	4,510,716	4,400,510	1.4%	3.9%
Allowance for loan losses	57,894	55,111	55,565	5.0%	4.2%
Goodwill and other intangibles	72,334	72,446	72,810	(0.2)%	(0.7)%
Other real estate owned	35,412	35,662	35,633	(0.7)%	(0.6)%
Total assets	6,705,891	6,640,473	6,752,938	1.0%	(0.7)%
Total deposits	4,850,692	4,851,314	4,793,077	—%	1.2%
Borrowings	1,162,091	1,086,875	1,187,431	6.9%	(2.1)%
Stockholders' equity	632,745	639,219	659,127	(1.0)%	(4.0)%
Common equity	632,745	639,219	659,127	(1.0)%	(4.0)%
Tangible common equity (d)	560,411	566,773	586,317	(1.1)%	(4.4)%
Nonperforming loans	162,522	169,313	193,508	(4.0)%	(16.0)%
Nonperforming assets	197,934	204,975	229,141	(3.4)%	(13.6)%

ASSET QUALITY RATIOS:
Loans as a % of period end assets	68.20%	67.93%	65.16%	0.4%	4.7%
Nonperforming loans as a % of period end loans	3.55%	3.75%	4.40%	(5.3)%	(19.3)%
Nonperforming assets / Period end loans + OREO	4.29%	4.51%	5.16%	(4.9)%	(16.9)%
Allowance for loan losses as a % of period end loans	1.27%	1.22%	1.26%	4.1%	0.8%
Net loan charge-offs (recoveries)	$(285)	$877	$19,786	(132.5)%	(101.4)%
Annualized net loan charge-offs (recoveries) as a % of average loans (a)	(0.02)%	0.08%	1.79%	(125.0)%	(101.1)%

CAPITAL & LIQUIDITY:
Total equity / Period end assets	9.44%	9.63%	9.76%	(2.0)%	(3.3)%
Common equity / Period end assets	9.44%	9.63%	9.76%	(2.0)%	(3.3)%
Tangible common equity (d) / Tangible assets (f)	8.45%	8.63%	8.78%	(2.1)%	(3.8)%
Average equity / Average assets (a)	9.46%	9.83%	9.80%	(3.8)%	(3.5)%
Average equity / Average loans (a)	14.04%	14.62%	15.10%	(4.0)%	(7.0)%
Average loans / Average deposits (a)	92.77%	92.52%	90.46%	0.3%	2.6%

N.M. - Not meaningful
Note: Explanations (a) -(g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Nine months ended September 30, 2013 and 2012

(in thousands, except share and per share data)	2013	2012	Percent change vs. 2012
INCOME STATEMENT:
Net interest income	$165,125	$178,424	(7.5)%
Provision for loan losses	3,500	30,231	(88.4)%
Gain on sale of Vision Bank business	—	22,167	N.M.
Other income	55,499	53,040	4.6%
Total other expense	137,383	139,957	(1.8)%
Income before income taxes	$79,741	$83,443	(4.4)%
Income taxes	19,968	21,100	(5.4)%
Net income	$59,773	$62,343	(4.1)%
Preferred stock dividends and accretion	—	3,425	N.M.
Net income available to common shareholders	$59,773	$58,918	1.5%

MARKET DATA:
Earnings per common share - basic (b)	$3.88	$3.82	1.6%
Earnings per common share - diluted (b)	3.88	3.82	1.6%
Cash dividends per common share	2.82	2.82	—%

Weighted average common shares - basic (a)	15,411,981	15,405,902	—%
Weighted average common shares - diluted (a)	15,411,981	15,409,186	—%

PERFORMANCE RATIOS: (Annualized)
Return on average assets (a)(b)	1.19%	1.16%	2.6%
Return on average common equity (a)(b)	12.32%	11.95%	3.1%
Yield on loans	5.05%	5.40%	(6.5)%
Yield on investments	2.72%	3.23%	(15.8)%
Yield on money markets	0.25%	0.25%	—%
Yield on earning assets	4.30%	4.69%	(8.3)%
Cost of interest bearing deposits	0.36%	0.51%	(29.4)%
Cost of borrowings	2.60%	2.77%	(6.1)%
Cost of paying liabilities	0.87%	1.03%	(15.5)%
Net interest margin	3.61%	3.86%	(6.5)%
Efficiency ratio (g)	61.98%	54.91%	12.9%

ASSET QUALITY RATIOS:
Net loan charge-offs	$1,143	$43,110	(97.3)%
Annualized net loan charge-offs as a % of average loans (a)	0.03%	1.31%	(97.7)%

CAPITAL & LIQUIDITY:
Average stockholders' equity / Average assets (a)	9.68%	10.30%	(6.0)%
Average stockholders' equity / Average loans (a)	14.45%	15.86%	(8.9)%
Average loans / Average deposits (a)	92.28%	90.70%	1.7%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.21%	1.17%	3.4%
Annualized return on average tangible common equity (a)(b)(c)	13.88%	13.45%	3.2%
Note: Explanations (a)-(g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the quarters ended September 30, 2013, June 30, 2013 and September 30, 2012, as appropriate.
(b) Reported measure uses net income available to common shareholders.
(c) Net income available to common shareholders for each period divided by average tangible common equity during the period. Average tangible common equity equals average stockholders' equity during the applicable period less (i) average preferred stock during the applicable period and (ii) average goodwill and other intangibles during the applicable period.

RECONCILIATION OF AVERAGE STOCKHOLDERS' EQUITY TO AVERAGE TANGIBLE COMMON EQUITY:
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2013	June 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
AVERAGE STOCKHOLDERS' EQUITY	$637,529	$655,432	$663,314	$648,446	$699,575
Less: Average preferred stock	—	—	—	—	41,244
Less: Average goodwill and other intangibles	72,397	72,509	72,888	72,508	73,177
AVERAGE TANGIBLE COMMON EQUITY	$565,132	$582,923	$590,426	$575,938	$585,154

(d) Tangible common equity equals ending stockholders' equity less preferred stock and goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF STOCKHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY:
	September 30, 2013	June 30, 2013	September 30, 2012
STOCKHOLDERS' EQUITY	$632,745	$639,219	$659,127
Less: Preferred stock	—	—	—
Less: Goodwill and other intangibles	72,334	72,446	72,810
TANGIBLE COMMON EQUITY	$560,411	$566,773	$586,317

(e) Net income available to common shareholders for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangibles, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2013	June 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
AVERAGE ASSETS	$6,739,055	$6,670,829	$6,769,735	$6,701,287	$6,792,822
Less: Average goodwill and other intangibles	72,397	72,509	72,888	72,508	73,177
AVERAGE TANGIBLE ASSETS	$6,666,658	$6,598,320	$6,696,847	$6,628,779	$6,719,645

(f) Tangible common equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	September 30, 2013	June 30, 2013	September 30, 2012
TOTAL ASSETS	$6,705,891	$6,640,473	$6,752,938
Less: Goodwill and other intangibles	72,334	72,446	72,810
TANGIBLE ASSETS	$6,633,557	$6,568,027	$6,680,128

(g) Efficiency ratio is calculated by taking total other expense divided by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2013	June 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Interest income	$65,410	$65,279	$70,618	$196,881	$216,942
Fully taxable equivalent adjustment	273	368	408	1,029	1,241
Fully taxable equivalent interest income	$65,683	$65,647	$71,026	$197,910	$218,183
Interest expense	10,450	10,567	12,602	31,756	38,518
Fully taxable equivalent net interest income	$55,233	$55,080	$58,424	$166,154	$179,665

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands, except share and per share data)	2013	2012	2013	2012

Interest income:
Interest and fees on loans	56,337	58,269	168,500	176,967
Interest on:
Obligations of U.S. Government, its agencies
and other securities	8,880	12,187	27,795	39,565
Obligations of states and political subdivisions	7	33	40	121
Other interest income	186	129	546	289
Total interest income	65,410	70,618	196,881	216,942

Interest expense:
Interest on deposits:
Demand and savings deposits	422	636	1,391	1,992
Time deposits	2,729	3,757	8,719	12,517
Interest on borrowings	7,299	8,209	21,646	24,009
Total interest expense	10,450	12,602	31,756	38,518

Net interest income	54,960	58,016	165,125	178,424

Provision for loan losses	2,498	16,655	3,500	30,231

Net interest income after provision for loan losses	52,462	41,361	161,625	148,193

Gain on sale of Vision Bank business	—	—	—	22,167
Other income	17,396	18,079	55,499	53,040

Total other expense	44,715	45,683	137,383	139,957

Income before income taxes	25,143	13,757	79,741	83,443

Income taxes	6,114	1,775	19,968	21,100

Net income	19,029	11,982	59,773	62,343

Preferred stock dividends and accretion	—	—	—	3,425

Net income available to common shareholders	19,029	11,982	59,773	58,918

Per Common Share:
Net income - basic	1.23	0.78	3.88	3.82
Net income - diluted	1.23	0.78	3.88	3.82

Weighted average shares - basic	15,411,972	15,405,894	15,411,981	15,405,902
Weighted average shares - diluted	15,411,972	15,405,894	15,411,981	15,409,186

Cash Dividends Declared	0.94	0.94	2.82	2.82

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	September 30, 2013	December 31, 2012

Assets

Cash and due from banks	$135,440	$164,120
Money market instruments	179,434	37,185
Investment securities	1,389,387	1,581,751
Loans	4,573,537	4,450,322
Allowance for loan losses	57,894	55,537
Loans, net	4,515,643	4,394,785
Bank premises and equipment, net	56,116	53,751
Goodwill and other intangibles	72,334	72,671
Other real estate owned	35,412	35,718
Other assets	322,125	302,822
Total assets	$6,705,891	$6,642,803

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$1,109,194	$1,137,290
Interest bearing	3,741,498	3,578,742
Total deposits	4,850,692	4,716,032
Borrowings	1,162,091	1,206,076
Other liabilities	60,363	70,329
Total liabilities	$6,073,146	$5,992,437

Stockholders' Equity:
Common stock (No par value; 20,000,000 shares authorized in 2013 and 2012; 16,150,952 shares issued at September 30, 2013 and 16,150,987 shares issued at December 31, 2012)	$302,652	$302,654
Accumulated other comprehensive loss, net of taxes	(51,449)	(17,518)
Retained earnings	457,917	441,605
Treasury stock (738,989 shares at September 30, 2013 and December 31, 2012)	(76,375)	(76,375)
Total stockholders' equity	$632,745	$650,366

Total liabilities and stockholders' equity	$6,705,891	$6,642,803

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands)	2013	2012	2013	2012

Assets

Cash and due from banks	$108,813	$115,198	$110,847	$122,258
Money market instruments	295,634	208,191	293,511	156,830
Investment securities	1,359,690	1,621,365	1,370,627	1,664,365
Loans	4,539,685	4,392,067	4,487,756	4,410,042
Allowance for loan losses	55,697	59,686	56,186	63,525
Loans, net	4,483,988	4,332,381	4,431,570	4,346,517
Bank premises and equipment, net	56,643	52,671	56,352	55,123
Goodwill and other intangibles	72,397	72,888	72,508	73,177
Other real estate owned	36,363	36,575	35,446	39,760
Other assets	325,527	330,466	330,426	334,792
Total assets	$6,739,055	$6,769,735	$6,701,287	$6,792,822

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$1,096,178	$1,026,690	$1,101,929	$1,034,801
Interest bearing	3,797,118	3,828,830	3,761,111	3,827,370
Total deposits	4,893,296	4,855,520	4,863,040	4,862,171
Borrowings	1,137,877	1,172,379	1,114,113	1,155,900
Other liabilities	70,353	78,522	75,688	75,176
Total liabilities	$6,101,526	$6,106,421	$6,052,841	$6,093,247

Stockholders' Equity:
Preferred stock	$—	$—	$—	$41,244
Common stock	302,652	302,655	302,653	301,992
Common stock warrants	—	—	—	1,929
Accumulated other comprehensive loss, net of taxes	(43,255)	(7,009)	(27,825)	(7,874)
Retained earnings	454,507	444,675	449,993	439,291
Treasury stock	(76,375)	(77,007)	(76,375)	(77,007)
Total stockholders' equity	$637,529	$663,314	$648,446	$699,575

Total liabilities and stockholders' equity	$6,739,055	$6,769,735	$6,701,287	$6,792,822

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2013	2013	2013	2012	2012
(in thousands, except per share data)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Interest income:
Interest and fees on loans	$56,337	$56,388	$55,775	$57,671	$58,269
Interest on:
Obligations of U.S. Government, its agencies and other securities	8,880	8,673	10,242	10,984	12,187
Obligations of states and political subdivisions	7	16	17	19	33
Other interest income	186	202	158	119	129
Total interest income	65,410	65,279	66,192	68,793	70,618

Interest expense:
Interest on deposits:
Demand and savings deposits	422	468	501	491	636
Time deposits	2,729	2,900	3,090	3,404	3,757
Interest on borrowings	7,299	7,199	7,148	8,007	8,209
Total interest expense	10,450	10,567	10,739	11,902	12,602

Net interest income	54,960	54,712	55,453	56,891	58,016

Provision for loan losses	2,498	673	329	5,188	16,655

Net interest income after provision for loan losses	52,462	54,039	55,124	51,703	41,361

Other income	17,396	19,298	18,805	17,196	18,079

Total other expense	44,715	46,570	46,098	48,011	45,683

Income before income taxes	25,143	26,767	27,831	20,888	13,757

Income taxes	6,114	6,733	7,121	4,601	1,775

Net income	$19,029	$20,034	$20,710	$16,287	$11,982

Preferred stock dividends and accretion	—	—	—	—	—

Net income available to common shareholders	$19,029	$20,034	$20,710	$16,287	$11,982

Per Common Share:
Net income - basic	$1.23	$1.30	$1.34	$1.06	$0.78
Net income - diluted	$1.23	$1.30	$1.34	$1.06	$0.78

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2013	2013	2013	2012	2012
(in thousands)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Other income:
Income from fiduciary activities	$4,139	$4,328	$4,076	$4,056	$4,019
Service charges on deposits	4,255	4,070	3,822	4,235	4,244
Other service income	3,391	3,352	3,985	3,463	4,017
Checkcard fee income	3,326	3,316	2,983	3,151	3,038
Bank owned life insurance income	1,311	1,254	1,202	1,184	1,184
ATM fees	705	677	627	650	565
OREO valuation adjustments	(2,030)	(600)	401	(2,440)	(425)
Gain on the sale of OREO, net	895	1,633	224	1,028	138
Other	1,404	1,268	1,485	1,869	1,299
Total other income	$17,396	$19,298	$18,805	$17,196	$18,079

Other expense:
Salaries and employee benefits	$25,871	$24,679	$24,633	$24,086	$24,255
Net occupancy expense	2,348	2,444	2,597	2,222	2,303
Furniture and equipment expense	2,639	2,981	2,607	2,774	2,666
Data processing fees	1,042	1,049	1,019	913	904
Professional fees and services	5,601	5,880	5,864	6,846	6,040
Amortization of intangibles	112	113	112	139	139
Marketing	863	953	848	1,002	924
Insurance	1,174	1,338	1,302	1,482	1,408
Communication	1,268	1,453	1,580	1,482	1,470
Loan put provision	—	—	—	—	346
Other	3,797	5,680	5,536	7,065	5,228
Total other expense	$44,715	$46,570	$46,098	$48,011	$45,683

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

				Year ended December 31,
(in thousands, except ratios)	September 30, 2013	June 30, 2013	March 31, 2013	2012	2011	2010	2009

Allowance for loan losses:
Allowance for loan losses, beginning of period	$55,111	$55,315	$55,537	$68,444	$143,575	$116,717	$100,088
Transfer of loans at fair value	—	—	—	—	(219)	—	—
Transfer of allowance to held for sale	—	—	—	—	(13,100)	—	—
Charge-offs (A)	5,288	3,839	6,508	61,268	133,882	66,314	59,022
Recoveries	5,573	2,962	5,957	12,942	8,798	6,092	6,830
Net charge-offs (recoveries)	(285)	877	551	48,326	125,084	60,222	52,192
Provision for loan losses	2,498	673	329	35,419	63,272	87,080	68,821
Allowance for loan losses, end of period	$57,894	$55,111	$55,315	$55,537	$68,444	$143,575	$116,717
(A) Year ended 2012 includes the full charge-off of the Vision Bank ALLL of $12.1 million to bring the retained Vision Bank loan portfolio to fair value prior to the merger of Vision Bank (as constituted following the transaction with Centennial Bank and Home BancShares, Inc.) with and into SEPH, the non-bank subsidiary of Park, on February 16, 2012.

General reserve trends:
Allowance for loan losses, end of period	$57,894	$55,111	$55,315	$55,537	$68,444	$143,575	$116,717
Specific reserves	9,297	7,466	8,260	8,276	15,935	66,904	36,721
General reserves	$48,597	$47,645	$47,055	$47,261	$52,509	$76,671	$79,996

Total loans	$4,573,537	$4,510,716	$4,443,523	$4,450,322	$4,317,099	$4,732,685	$4,640,432
Impaired commercial loans	118,225	126,080	130,270	137,238	187,074	250,933	201,143
Non-impaired loans	$4,455,312	$4,384,636	$4,313,253	$4,313,084	$4,130,025	$4,481,752	$4,439,289

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans (annualized for quarterly periods)	(0.02)%	0.08%	0.05%	1.10%	2.65%	1.30%	1.14%
Allowance for loan losses as a % of period end loans	1.27%	1.22%	1.24%	1.25%	1.59%	3.03%	2.52%
General reserves as a % of non-impaired loans	1.09%	1.09%	1.09%	1.10%	1.27%	1.71%	1.80%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$136,470	$145,398	$151,539	$155,536	$195,106	$289,268	$233,544
Accruing troubled debt restructuring	24,398	22,413	24,274	29,800	28,607	--	142
Loans past due 90 days or more	1,654	1,502	1,350	2,970	3,489	3,590	14,773
Total nonperforming loans	$162,522	$169,313	$177,163	$188,306	$227,202	$292,858	$248,459
Other real estate owned - Park National Bank	13,019	14,273	14,587	14,715	13,240	8,385	6,037
Other real estate owned - SEPH	22,393	21,389	21,705	21,003	29,032	--	--
Other real estate owned - Vision Bank	—	—	--	--	--	33,324	35,203
Total nonperforming assets	$197,934	$204,975	$213,455	$224,024	$269,474	$334,567	$289,699
Percentage of nonaccrual loans to period end loans	2.98%	3.22%	3.41%	3.49%	4.52%	6.11%	5.03%
Percentage of nonperforming loans to period end loans	3.55%	3.75%	3.99%	4.23%	5.26%	6.19%	5.35%
Percentage of nonperforming assets to period end loans	4.33%	4.54%	4.80%	5.03%	6.24%	7.07%	6.24%
Percentage of nonperforming assets to period end assets	2.95%	3.09%	3.16%	3.37%	3.86%	4.59%	4.11%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

				Year ended December 31,
(in thousands, except ratios)	September 30, 2013	June 30, 2013	March 31, 2013	2012	2011	2010	2009

Nonperforming Assets - Park National Bank and Guardian:
Nonaccrual loans	$97,122	$102,182	$103,246	$100,244	$96,113	$117,815	$85,197
Accruing troubled debt restructuring	24,398	22,413	24,274	29,800	26,342	—	142
Loans past due 90 days or more	1,654	1,502	1,350	2,970	3,367	3,226	3,496
Total nonperforming loans	$123,174	$126,097	$128,870	$133,014	$125,822	$121,041	$88,835
Other real estate owned - Park National Bank	13,019	14,273	14,587	14,715	13,240	8,385	6,037
Total nonperforming assets	$136,193	$140,370	$143,457	$147,729	$139,062	$129,426	$94,872
Percentage of nonaccrual loans to period end loans	2.14%	2.29%	2.35%	2.28%	2.29%	2.88%	2.15%
Percentage of nonperforming loans to period end loans	2.72%	2.82%	2.93%	3.03%	3.00%	2.96%	2.24%
Percentage of nonperforming assets to period end loans	3.01%	3.14%	3.27%	3.36%	3.32%	3.16%	2.39%
Percentage of nonperforming assets to period end assets	2.06%	2.15%	2.17%	2.27%	2.21%	1.99%	1.53%

Nonperforming Assets - SEPH/Vision Bank (retained portfolio as of September 30, 2013, June 30, 3013, March 31, 2013, December 31, 2012, and December 31, 2011):
Nonaccrual loans	$39,348	$43,216	$48,293	$55,292	$98,993	$171,453	$148,347
Accruing troubled debt restructuring	—	—	—	—	2,265	—	—
Loans past due 90 days or more	—	—	—	—	122	364	11,277
Total nonperforming loans	$39,348	$43,216	$48,293	$55,292	$101,380	$171,817	$159,624
Other real estate owned - Vision Bank	—	—	—	—	—	33,324	35,203
Other real estate owned - SEPH	22,393	21,389	21,705	21,003	29,032	—	—
Total nonperforming assets	$61,741	$64,605	$69,998	$76,295	$130,412	$205,141	$194,827
Percentage of nonaccrual loans to period end loans	N.M.	N.M.	N.M.	N.M.	N.M.	26.77%	21.91%
Percentage of nonperforming loans to period end loans	N.M.	N.M.	N.M.	N.M.	N.M.	26.82%	23.58%
Percentage of nonperforming assets to period end loans	N.M.	N.M.	N.M.	N.M.	N.M.	32.02%	28.78%
Percentage of nonperforming assets to period end assets	N.M.	N.M.	N.M.	N.M.	N.M.	25.90%	21.70%

New nonaccrual loan information - Park National Corporation
Nonaccrual loans, beginning of period	$145,398	$151,539	$155,536	$195,106	$289,268	$233,544	$159,512
New nonaccrual loans	12,362	15,404	21,141	83,204	124,158	175,175	184,181
Resolved nonaccrual loans	21,290	21,545	25,138	122,774	218,320	119,451	110,149
Nonaccrual loans, end of period	$136,470	$145,398	$151,539	$155,536	$195,106	$289,268	$233,544

New nonaccrual loan information - Ohio based operations
Nonaccrual loans, beginning of period	$102,182	$103,246	$100,244	$96,113	$117,815	$85,197	$68,306
New nonaccrual loans - Ohio-based operations	12,362	15,404	21,141	68,960	78,316	85,081	57,641
Resolved nonaccrual loans	17,422	16,468	18,139	64,829	100,018	52,463	40,750
Nonaccrual loans, end of period	$97,122	$102,182	$103,246	$100,244	$96,113	$117,815	$85,197

New nonaccrual loan information - SEPH/Vision Bank (SEPH as of September 30, 2013, June 30, 2013 and March 31, 2012)
Nonaccrual loans, beginning of period	$43,216	$48,293	$55,292	$98,993	$171,453	$148,347	$91,206
New nonaccrual loans - SEPH/Vision Bank	—	—	—	14,243	45,842	90,094	126,540
Resolved nonaccrual loans	3,868	5,077	6,999	57,944	118,302	66,988	69,399
Nonaccrual loans, end of period	$39,348	$43,216	$48,293	$55,292	$98,993	$171,453	$148,347

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$201,573	$222,871	$233,144	$242,345	$290,908	$304,534	$245,092
Prior charge-offs	83,348	96,791	102,874	105,107	103,834	53,601	43,949
Remaining principal balance	118,225	126,080	130,270	137,238	187,074	250,933	201,143
Specific reserves	9,297	7,466	8,260	8,276	15,935	66,904	36,721
Book value, after specific reserve	$108,928	$118,614	$122,010	$128,962	$171,139	$184,029	$164,422

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com